                                                                    Exhibit 10.7

              FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES
                 PURCHASE AGREEMENT AND AMENDMENT TO FEE LETTER

         This Fourth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of November 5, 2002 (this "Amendment"), is among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Maxtor"), the commercial paper conduits named herein (the "Conduit Purchasers"), the financial institutions named herein (the "Committed Purchasers"), the parties named herein as agents (the "Agents"), and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator").

                                   BACKGROUND

         1. Seller, Maxtor, the Conduit Purchasers, the Committed Purchasers, the Agents and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 15, 2001, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2002, the Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 15, 2002, the Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of May 28, 2002, and the Waiver and Amendment, dated as of October 21, 2002 (the "Receivables Purchase Agreement").

         2. The parties hereto desire to amend the Receivables Purchase Agreement and the Fee Letter in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Purchase Limit. Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting the number "$210,000,000" where it appears therein and substituting the number "$100,000,000." Notwithstanding anything to the contrary set forth in the Receivables Purchase Agreement, Seller hereby agrees that the Capital shall not exceed $45,000,000, and that Seller shall have no right to request any Purchase to the extent that, after giving effect thereto, the Capital would exceed $45,000,000.

         SECTION 3. Commitment. The definition of "Commitment" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:
"`Commitment' means (i) $42,857,142.86 with respect to Liberty Street Funding

Corp. and $57,142,857.14 with respect to Blue Keel and (ii) with respect to any Committed Purchaser, the amount shown on such Committed Purchaser's signature page to the Fourth Amendment to Amended and Restated Receivables Purchase Agreement and Amendment to Fee Letter, dated as of November 5, 2002."

         SECTION 4. Delinquency Ratio. Section 10.01 of the Receivables Purchase Agreement is hereby amended by deleting the percentage "10%" where it appears in paragraph (j) thereof and substituting therefor the percentage "6%".

         SECTION 5. Termination Date. The definition of "Termination Date" set forth in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the date set forth in clause (c) thereof and substituting therefor the date "December 13, 2002".

         SECTION 6. Amendment to Fee Letter. The Fee Letter is hereby amended by deleting the percentage "0.50%" where it appears in paragraph (b) thereof and substituting therefor the percentage "0.75%".

         SECTION 7. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

         SECTION 8. Miscellaneous. The Receivables Purchase Agreement and the Fee Letter, as amended hereby, remain in full force and effect. Any reference to the Receivables Purchase Agreement or the Fee Letter from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement or the Fee Letter, as the case may be, as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                                        MAXTOR RECEIVABLES CORPORATION

                                        By: /s/ GLEN HAUBL
                                           -------------------------------------
                                        Name: GLEN HAUBL
                                           -------------------------------------
                                        Title: CFO
                                           -------------------------------------

                                        MAXTOR CORPORATION
                                        By: /s/ GLEN HAUBL
                                           -------------------------------------
                                        Name: GLEN HAUBL
                                           -------------------------------------
                                        Title: TREASURER
                                           -------------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-1                    PURCHASE AGREEMENT

                                        BLUE KEEL FUNDING, LLC,
                                        as a Conduit Purchaser

                                        By: /s/ ANDREW M. YEARDA
                                           -------------------------------------
                                        Name Printed: Andrew M. Yearda
                                           -------------------------------------
                                        Title: Vice President
                                           -------------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-2                    PURCHASE AGREEMENT

                                        FLEET NATIONAL BANK, as
                                        Administrator and as Blue Keel Agent

                                        By: /s/ Greg Roux
                                           -------------------------------------
                                         Name Printed: Greg Roux
                                                      --------------------------
                                         Title: Director
                                               ---------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-3                    PURCHASE AGREEMENT

Commitment: $42,857,142.86              FLEET NATIONAL BANK, as a
                                        Committed Purchaser

                                        By: /s/ Greg Roux
                                           -------------------------------------
                                         Name Printed: Greg Roux
                                                      --------------------------
                                         Title: Director
                                               ---------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-4                    PURCHASE AGREEMENT

Commitment: $14,285,714.29              COMERICA BANK, as a Committed Purchaser

                                        By: /s/ Devin Scattini
                                           -------------------------------------
                                         Name Printed: Devin Scattini
                                                      --------------------------
                                         Title: Vice President
                                               ---------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-5                    PURCHASE AGREEMENT

                                        LIBERTY STREET FUNDING CORP., as a
                                        Conduit Purchaser

                                        By:   /s/ Michelle Moezzi
                                           -------------------------------------
                                         Name Printed:  Michelle Moezzi
                                                      --------------------------
                                         Title:  Vice President
                                               ---------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-6                    PURCHASE AGREEMENT

                                        THE BANK OF NOVA SCOTIA, as Liberty
                                        Street Agent

                                        By:   /s/  J. Alan Edwards
                                           -------------------------------------
                                         Name Printed:  J. Alan Edwards
                                                      --------------------------
                                         Title:  Managing Director
                                               ---------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-7                    PURCHASE AGREEMENT

Commitment: $42,857,142.86              THE BANK OF NOVA SCOTIA, as a Committed
                                        Purchaser

                                        By: /s/ J. Alan Edwards
                                           -------------------------------------
                                         Name Printed: J. Alan Edwards
                                                      --------------------------
                                         Title: Managing Director
                                               ---------------------------------


                                                               FOURTH AMENDMENT
                                                                 TO AMENDED AND
                                                           RESTATED RECEIVABLES
                                      S-8                    PURCHASE AGREEMENT